Claims Payable - Summary of Detailed Information about Liability for Unpaid Claims and Claims Adjustment Expense (Detail) - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Disclosure of Liability for Unpaid Claims and Claims Adjustment Expense [abstract]
Balance opening	$ 3,890
Claims Expense	59,948	24,146
Claims Paid	(48,443)	(21,137)
Adjustment, net	(502)	881
Balance ending	$ 14,893	$ 3,890